Exhibit 99.2

Supplemental Financial Information For the quarter ended March 31, 2023 May 5, 2023

Supplemental Financial Information May 5, 2023

Supplemental Financial Information May 5, 2023

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information May 5, 2023

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of May 5, 2023 owns 15 hotels comprised of 7,735 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership and disposition of hotels considered to be Long-Term Relevant Real Estate®.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
15 Enterprise, Suite 200
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 3

Supplemental Financial Information May 5, 2023

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“Nareit”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. Nareit defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to Nareit’s definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 4

Supplemental Financial Information May 5, 2023

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net (income) loss allocated to the Hilton San Diego Bayfront partnership prior to our acquisition of the noncontrolling partner’s interest in June 2022, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We also exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash finance lease expense recorded on the building lease at the Hyatt Centric Chicago Magnificent Mile (prior to the hotel’s sale in February 2022). We determined that the building lease was a finance lease, and, therefore, we included a portion of the lease payment each month in interest expense. We adjust EBITDAre for the finance lease in order to more accurately reflect the actual rent due to the hotel’s lessor in the respective period, as well as the operating performance of the hotel. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information May 5, 2023

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligation as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership components prior to our acquisition of the noncontrolling partner’s interest in June 2022. We also exclude the real estate amortization of our right-of-use assets and related lease obligations, which includes the amortization of both our finance and operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre, Adjusted EBITDAre, excluding noncontrolling interest, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package. Beginning with the quarter ended March 31, 2022, the Company’s calculation of Adjusted FFO attributable to common stockholders excludes the noncash amortization expense associated with deferred stock compensation. Adjusted FFO attributable to common stockholders for the prior periods presented in this supplemental package have also been adjusted to exclude this expense.

The 15 Hotel Portfolio consists of all 15 hotels owned by the Company as of March 31, 2023. The 15 Hotel Portfolio presented for the first quarters of 2022 and 2019 includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022. The Company obtained prior ownership information from the prior owner of The Confidante Miami Beach during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

The 13 Hotel Portfolio consists of the 15 Hotel Portfolio, excluding the Montage Healdsburg and the Four Seasons Resort Napa Valley, which were acquired in April 2021 and December 2021, respectively. Both the Montage Healdsburg and the Four Seasons Resort Napa Valley were newly-developed hotels that were not open in 2019. The 13 Hotel Portfolio presented for the first quarters of 2022 and 2019 includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 6

Supplemental Financial Information May 5, 2023

COMPARABLE CORPORATE FINANCIAL INFORMATION

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information May 5, 2023

Comparable Consolidated Statements of Operations

Q1 2023 – Q2 2022, Trailing 12 Months

	Quarter Ended (1)				Trailing 12 Months
(Unaudited and in thousands, except per share data)	March 31,	December 31,	September 30,	June 30,	Ended
	2023	2022	2022	2022	March 31, 2023 (1)
Revenues
Room	$152,438	$147,277	$158,400	$167,194	$625,309
Food and beverage	70,812	65,847	63,476	74,307	274,442
Other operating	20,193	31,020	22,438	18,711	92,362
Total revenues	243,443	244,144	244,314	260,212	992,113

Operating Expenses
Room	39,064	38,691	38,791	38,626	155,172
Food and beverage	48,535	48,187	47,181	48,304	192,207
Other expenses	90,245	84,308	88,746	87,269	350,568
Corporate overhead	8,468	7,936	7,879	8,717	33,000
Depreciation and amortization	32,342	32,393	31,750	31,720	128,205
Impairment loss	—	3,466	—	—	3,466
Total operating expenses	218,654	214,981	214,347	214,636	862,618

Interest and other income	541	476	270	116	1,403
Interest expense	(13,794)	(11,717)	(9,269)	(5,938)	(40,718)
Gain (loss) on extinguishment of debt, net	9,909	26	(770)	21	9,186
Income before income taxes	21,445	17,948	20,198	39,775	99,366
Income tax (provision) benefit, net	(358)	(485)	290	(28)	(581)
Net income	$21,087	$17,463	$20,488	$39,747	$98,785

Comparable Hotel Adjusted EBITDAre (2)	$65,413	$61,866	$69,422	$87,308	$284,009

Comparable Adjusted EBITDAre (3)	$60,029	$68,777	$63,848	$80,031	$272,685

Comparable Adjusted FFO attributable to common stockholders (4)	$43,824	$53,733	$51,264	$69,051	$217,872

Comparable Adjusted FFO attributable to common stockholders per diluted share (4)	$0.21	$0.26	$0.25	$0.33	$1.05

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information May 5, 2023

Comparable Consolidated Statements of Operations

Q4 2022 – Q1 2022, FY 2022

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2022
Revenues
Room	$147,277	$158,400	$167,194	$115,515	$588,386
Food and beverage	65,847	63,476	74,307	42,911	246,541
Other operating	31,020	22,438	18,711	24,360	96,529
Total revenues	244,144	244,314	260,212	182,786	931,456

Operating Expenses
Room	38,691	38,791	38,626	30,425	146,533
Food and beverage	48,187	47,181	48,304	34,233	177,905
Other expenses	84,308	88,746	87,269	75,023	335,346
Corporate overhead	7,936	7,879	8,717	10,714	35,246
Depreciation and amortization	32,393	31,750	31,720	31,711	127,574
Impairment loss	3,466	—	—	—	3,466
Total operating expenses	214,981	214,347	214,636	182,106	826,070

Interest and other income	476	270	116	4,380	5,242
Interest expense	(11,717)	(9,269)	(5,938)	(4,964)	(31,888)
Gain (loss) on extinguishment of debt, net	26	(770)	21	(213)	(936)
Income (loss) before income taxes	17,948	20,198	39,775	(117)	77,804
Income tax (provision) benefit, net	(485)	290	(28)	(136)	(359)
Net income (loss)	$17,463	$20,488	$39,747	$(253)	$77,445

Comparable Hotel Adjusted EBITDAre (2)	$61,866	$69,422	$87,308	$42,687	$261,283

Comparable Adjusted EBITDAre (3)	$68,777	$63,848	$80,031	$37,103	$249,759

Comparable Adjusted FFO attributable to common stockholders (4)	$53,733	$51,264	$69,051	$26,183	$200,231

Comparable Adjusted FFO attributable to common stockholders per diluted share (4)	$0.26	$0.25	$0.33	$0.13	$0.97

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information May 5, 2023

Comparable Consolidated Statements of Operations

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2019
Revenues
Room	$140,388	$145,477	$154,320	$140,689	$580,874
Food and beverage	59,112	53,525	67,089	63,338	243,064
Other operating	17,415	17,523	16,271	15,124	66,333
Total revenues	216,915	216,525	237,680	219,151	890,271

Operating Expenses
Room	36,422	37,604	37,604	35,979	147,609
Food and beverage	40,345	38,763	42,286	41,704	163,098
Other expenses	73,100	71,415	73,549	73,328	291,392
Corporate overhead	7,275	7,395	8,078	7,516	30,264
Depreciation and amortization	28,231	28,315	27,684	27,541	111,771
Total operating expenses	185,373	183,492	189,201	186,068	744,134

Interest and other income	3,060	3,762	4,811	4,924	16,557
Interest expense	(6,880)	(9,074)	(11,634)	(10,149)	(37,737)
Income before income taxes	27,722	27,721	41,656	27,858	124,957
Income tax (provision) benefit, net	(1,034)	749	(2,676)	3,112	151
Net income	$26,688	$28,470	$38,980	$30,970	$125,108

Comparable Hotel Adjusted EBITDAre (2)	$67,146	$68,778	$84,305	$68,415	$288,644

Comparable Adjusted EBITDAre (3)	$64,653	$66,936	$82,652	$67,767	$282,008

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information May 5, 2023

Comparable Consolidated Statements of Operations

Footnotes

(1)	Excludes results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace, the Renaissance Los Angeles Airport, the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2019, July 2020, December 2020, October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022. Also excludes results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel’s mortgage holder which transferred the Company’s leasehold interest in the hotel to the mortgage holder, and the elimination of interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020. Includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, adjusted for the Company's pro forma depreciation expense.
(2)	Comparable Hotel Adjusted EBITDAre reconciliations for the first quarters of 2023, 2022 and 2019 can be found later in this presentation. Additional details can be found in our earnings release, furnished in Exhibit 99.1 to our 8-K filed on May 5, 2023. Comparable Hotel Adjusted EBITDAre presented for the first quarter of 2023 and the four quarters and year ended December 31, 2022 includes the 15 Hotel Portfolio. Comparable Hotel Adjusted EBITDAre presented for the four quarters and year ended December 31, 2019 includes the 13 Hotel Portfolio.
(3)	Comparable Adjusted EBITDAre reconciliations for each of the quarters, years and Trailing 12 Months included in this presentation can be found in the following pages and reflect the adjustments noted in Footnote 1 above, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(4)	Comparable Adjusted FFO attributable to common stockholders and Comparable Adjusted FFO attributable to common stockholders per diluted share reconciliations for each of the quarters, years and Trailing 12 Months included in this presentation can be found in the following pages and reflect the adjustments noted in Footnotes 1 and 3 above, along with repurchases totaling 10,245,324 shares of common stock in the first, second, third and fourth quarters of 2022 and 1,964,923 shares of common stock in the first quarter of 2023.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information May 5, 2023

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q1 2023 – Q2 2022, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	March 31,	December 31,	September 30,	June 30,	Ended
(In thousands)	2023	2022	2022	2022	March 31, 2023

Net income	$21,087	$17,463	$20,488	$37,692	$96,730
Operations held for investment:
Depreciation and amortization	32,342	32,393	31,750	30,893	127,378
Interest expense	13,794	11,717	9,269	5,938	40,718
Income tax provision (benefit), net	358	485	(290)	28	581
Impairment loss - depreciable assets	—	1,379	—	—	1,379
EBITDAre	67,581	63,437	61,217	74,551	266,786

Operations held for investment:
Amortization of deferred stock compensation	2,427	2,230	2,230	2,853	9,740
Amortization of right-of-use assets and obligations	(52)	(359)	(350)	(354)	(1,115)
Amortization of contract intangibles, net	(18)	(18)	(19)	(18)	(73)
(Gain) loss on extinguishment of debt, net	(9,909)	(26)	770	(21)	(9,186)
Hurricane-related losses	—	—	—	138	138
Property-level severance	—	729	—	—	729
Costs associated with financing no longer pursued	—	697	—	—	697
Impairment loss - right-of-use asset	—	2,087	—	—	2,087
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	—	—	—	(2,343)	(2,343)
Depreciation and amortization	—	—	—	(666)	(666)
Interest expense	—	—	—	(206)	(206)
Amortization of right-of-use asset and obligation	—	—	—	60	60
Adjustments to EBITDAre, net	(7,552)	5,340	2,631	(557)	(138)

Adjusted EBITDAre, excluding noncontrolling interest	60,029	68,777	63,848	73,994	266,648
Acquisition hotel Adjusted EBITDAre (1)	—	—	—	6,037	6,037

Comparable Adjusted EBITDAre	$60,029	$68,777	$63,848	$80,031	$272,685

*Footnotes on page 14

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information May 5, 2023

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q1 2023 – Q2 2022, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	March 31,	December 31,	September 30,	June 30,	Ended
(In thousands, except per share data)	2023	2022	2022	2022	March 31, 2023

Net income	$21,087	$17,463	$20,488	$37,692	$96,730
Preferred stock dividends	(3,768)	(3,350)	(3,351)	(3,773)	(14,242)
Operations held for investment:
Real estate depreciation and amortization	32,191	32,023	31,313	30,456	125,983
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	—	—	—	(2,343)	(2,343)
Real estate depreciation and amortization	—	—	—	(666)	(666)
FFO attributable to common stockholders	49,510	46,136	48,450	61,366	205,462

Operations held for investment:
Amortization of deferred stock compensation	2,427	2,230	2,230	2,853	9,740
Real estate amortization of right-of-use assets and obligations	(119)	(287)	(288)	(294)	(988)
Amortization of contract intangibles, net	83	78	141	143	445
Noncash interest on derivatives, net	1,832	710	(39)	(1,023)	1,480
(Gain) loss on extinguishment of debt, net	(9,909)	(26)	770	(21)	(9,186)
Hurricane-related losses	—	—	—	138	138
Property-level severance	—	729	—	—	729
Costs associated with financing no longer pursued	—	697	—	—	697
Impairment losses - right-of-use and depreciable assets	—	3,466	—	—	3,466
Noncontrolling interest:
Real estate amortization of right-of-use asset and obligation	—	—	—	60	60
Noncash interest on derivatives, net	—	—	—	(2)	(2)
Adjustments to FFO attributable to common stockholders, net	(5,686)	7,597	2,814	1,854	6,579

Adjusted FFO attributable to common stockholders	43,824	53,733	51,264	63,220	212,041
Acquisition hotel Adjusted FFO (1)	—	—	—	5,831	5,831

Comparable Adjusted FFO attributable to common stockholders	$43,824	$53,733	$51,264	$69,051	$217,872

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.21	$0.26	$0.25	$0.33	$1.05

Basic weighted average shares outstanding	207,035	209,097	211,010	213,183	210,081
Shares associated with unvested restricted stock awards	501	449	594	354	475
Diluted weighted average shares outstanding	207,536	209,546	211,604	213,537	210,556
Equity transactions (2)	(827)	(3,031)	(4,944)	(7,133)	(3,984)
Comparable diluted weighted average shares outstanding	206,709	206,515	206,660	206,404	206,572

*Footnotes on page 14

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information May 5, 2023

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q1 2023 – Q2 2022, Trailing 12 Months Footnotes

(1)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(2)	Equity Transactions represent repurchases totaling 3,235,958, 880,577 and 2,249,764 shares of common stock in the second, third and fourth quarters of 2022, respectively, along with the repurchases of 1,964,923 shares of common stock in the first quarter of 2023.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information May 5, 2023

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q4 2022 – Q1 2022, FY 2022

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2022	2022	2022	2022	2022

Net income	$17,463	$20,488	$37,692	$15,123	$90,766
Operations held for investment:
Depreciation and amortization	32,393	31,750	30,893	31,360	126,396
Interest expense	11,717	9,269	5,938	5,081	32,005
Income tax provision (benefit), net	485	(290)	28	136	359
Gain on sale of assets	—	—	—	(22,946)	(22,946)
Impairment loss - depreciable assets	1,379	—	—	—	1,379
EBITDAre	63,437	61,217	74,551	28,754	227,959

Operations held for investment:
Amortization of deferred stock compensation	2,230	2,230	2,853	3,578	10,891
Amortization of right-of-use assets and obligations	(359)	(350)	(354)	(346)	(1,409)
Amortization of contract intangibles, net	(18)	(19)	(18)	(6)	(61)
Finance lease obligation interest - cash ground rent	—	—	—	(117)	(117)
(Gain) loss on extinguishment of debt, net	(26)	770	(21)	213	936
Hurricane-related losses (insurance restoration proceeds), net	—	—	138	(2,893)	(2,755)
Property-level severance	729	—	—	—	729
Costs associated with financing no longer pursued	697	—	—	—	697
Impairment loss - right-of-use asset	2,087	—	—	—	2,087
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	—	—	(2,343)	(1,134)	(3,477)
Depreciation and amortization	—	—	(666)	(790)	(1,456)
Interest expense	—	—	(206)	(168)	(374)
Amortization of right-of-use asset and obligation	—	—	60	72	132
Adjustments to EBITDAre, net	5,340	2,631	(557)	(1,591)	5,823

Adjusted EBITDAre, excluding noncontrolling interest	68,777	63,848	73,994	27,163	233,782
Sold hotel Adjusted EBITDAre (1)	—	—	—	2,172	2,172
Acquisition hotel Adjusted EBITDAre (2)	—	—	6,037	7,768	13,805

Comparable Adjusted EBITDAre	$68,777	$63,848	$80,031	$37,103	$249,759

*Footnotes on page 17

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information May 5, 2023

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2022 – Q1 2022, FY 2022

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2022	2022	2022	2022	2022

Net income	$17,463	$20,488	$37,692	$15,123	$90,766
Preferred stock dividends	(3,350)	(3,351)	(3,773)	(3,773)	(14,247)
Operations held for investment:
Real estate depreciation and amortization	32,023	31,313	30,456	31,027	124,819
Gain on sale of assets	—	—	—	(22,946)	(22,946)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	—	—	(2,343)	(1,134)	(3,477)
Real estate depreciation and amortization	—	—	(666)	(790)	(1,456)
FFO attributable to common stockholders	46,136	48,450	61,366	17,507	173,459

Operations held for investment:
Amortization of deferred stock compensation	2,230	2,230	2,853	3,578	10,891
Real estate amortization of right-of-use assets and obligations	(287)	(288)	(294)	(286)	(1,155)
Amortization of contract intangibles, net	78	141	143	60	422
Noncash interest on derivatives, net	710	(39)	(1,023)	(1,842)	(2,194)
(Gain) loss on extinguishment of debt, net	(26)	770	(21)	213	936
Hurricane-related losses (insurance restoration proceeds), net	—	—	138	(2,893)	(2,755)
Property-level severance	729	—	—	—	729
Costs associated with financing no longer pursued	697	—	—	—	697
Impairment losses - right-of-use and depreciable assets	3,466	—	—	—	3,466
Noncontrolling interest:
Real estate amortization of right-of-use asset and obligation	—	—	60	72	132
Noncash interest on derivatives, net	—	—	(2)	2	—
Adjustments to FFO attributable to common stockholders, net	7,597	2,814	1,854	(1,096)	11,169

Adjusted FFO attributable to common stockholders	53,733	51,264	63,220	16,411	184,628
Sold hotel Adjusted FFO (1)	—	—	—	2,172	2,172
Acquisition hotel Adjusted FFO (2)	—	—	5,831	7,600	13,431

Comparable Adjusted FFO attributable to common stockholders	$53,733	$51,264	$69,051	$26,183	$200,231

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.26	$0.25	$0.33	$0.13	$0.97

Basic weighted average shares outstanding	209,097	211,010	213,183	217,271	212,613
Shares associated with unvested restricted stock awards	449	594	354	305	358
Diluted weighted average shares outstanding	209,546	211,604	213,537	217,576	212,971
Equity transactions (3)	(3,031)	(4,944)	(7,133)	(11,469)	(6,616)
Comparable diluted weighted average shares outstanding	206,515	206,660	206,404	206,107	206,355

*Footnotes on page 17

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information May 5, 2023

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2022 – Q1 2022, FY 2022 Footnotes

(1)	Sold hotel Adjusted EBITDAre and Adjusted FFO include results for the Hyatt Centric Chicago Magnificent Mile sold in February 2022, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022.
(2)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(3)	Equity Transactions represent repurchases totaling 3,879,025, 3,235,958, 880,577 and 2,249,764 shares of common stock in the first, second, third and fourth quarters of 2022, respectively, along with the repurchase of 1,964,923 shares of common stock in the first quarter of 2023.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information May 5, 2023

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2019	2019	2019	2019	2019

Net income	$45,414	$33,545	$45,918	$17,916	$142,793
Operations held for investment:
Depreciation and amortization	37,264	37,573	36,524	36,387	147,748
Interest expense	10,822	13,259	15,816	14,326	54,223
Income tax provision (benefit), net	1,034	(749)	2,676	(3,112)	(151)
Gain on sale of assets	(42,935)	—	—	—	(42,935)
Impairment loss	24,713	—	—	—	24,713
EBITDAre	76,312	83,628	100,934	65,517	326,391

Operations held for investment:
Amortization of deferred stock compensation	2,145	2,146	2,900	2,122	9,313
Amortization of right-of-use assets and obligations	(259)	(253)	(251)	(19)	(782)
Finance lease obligation interest - cash ground rent	(407)	(589)	(590)	(589)	(2,175)
Prior year property tax adjustments, net	(121)	(9)	109	189	168
Prior owner contingency funding	—	—	(900)	—	(900)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	(2,508)	(1,955)	(1,599)	(7,060)
Depreciation and amortization	(803)	(793)	(640)	(639)	(2,875)
Interest expense	(476)	(532)	(558)	(560)	(2,126)
Amortization of right-of-use asset and obligation	73	72	73	72	290
Adjustments to EBITDAre, net	(846)	(2,466)	(1,812)	(1,023)	(6,147)

Adjusted EBITDAre, excluding noncontrolling interest	75,466	81,162	99,122	64,494	320,244
Sold/Disposed hotel Adjusted EBITDAre (1)	(15,066)	(17,992)	(21,581)	(3,428)	(58,067)
Acquisition hotel Adjusted EBITDAre (2)	4,253	3,766	5,111	6,701	19,831

Comparable Adjusted EBITDAre	$64,653	$66,936	$82,652	$67,767	$282,008

*Footnotes on Page 19

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information May 5, 2023

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q4 2019 – Q1 2019, FY 2019 Footnotes

(1)	Sold/Disposed hotel Adjusted EBITDAre includes results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace, the Renaissance Los Angeles Airport, the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2019, July 2020, December 2020, October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022. In addition, includes results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(2)	Acquisition hotel Adjusted EBITDAre includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information May 5, 2023

CAPITALIZATION

CAPITALIZATION	Page 20

Supplemental Financial Information May 5, 2023

Comparative Capitalization
Q1 2023 – Q1 2022

	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands, except per share data)	2023	2022	2022	2022	2022

Common Share Price & Dividends
At the end of the quarter	$9.88	$9.66	$9.42	$9.92	$11.78
High during quarter ended	$11.26	$11.19	$12.22	$12.68	$12.07
Low during quarter ended	$8.87	$9.42	$9.42	$9.64	$10.15
Common dividends per share	$0.05	$0.05	$0.05	$—	$—

Common Shares & Units
Common shares outstanding	207,410	209,320	211,570	212,451	215,668
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	207,410	209,320	211,570	212,451	215,668

Capitalization
Market value of common equity	$2,049,211	$2,022,036	$1,992,991	$2,107,512	$2,540,568
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series I	100,000	100,000	100,000	100,000	100,000
Total debt	815,612	816,136	816,647	805,443	575,934
Total capitalization	$3,146,073	$3,119,422	$3,090,888	$3,194,205	$3,397,752

Total debt to total capitalization	25.9%	26.2%	26.4%	25.2%	17.0%
Total debt and preferred equity to total capitalization	34.9%	35.2%	35.5%	34.0%	25.2%

CAPITALIZATION	Page 21

Supplemental Financial Information May 5, 2023

Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	March 31, 2023	Subsequent	Adjusted
Debt	Collateral	Spread	Date	Balance	Events (1)	Balance

Secured Mortgage Debt	Hilton San Diego Bayfront	6.11%	12/09/2023	$220,000	$(220,000)	$—
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	75,612	—	75,612
Series A Senior Notes	Unsecured	4.69%	01/10/2026	65,000	—	65,000
Term Loan 3 (1)	Unsecured	6.25%	05/01/2026	—	225,000	225,000
Term Loan 1 (2)	Unsecured	5.66%	07/25/2027	175,000	—	175,000
Series B Senior Notes	Unsecured	4.79%	01/10/2028	105,000	—	105,000
Term Loan 2 (2)	Unsecured	6.12%	01/25/2028	175,000	—	175,000

Total Debt				$815,612	$5,000	$820,612

Preferred Stock
Series G cumulative redeemable preferred (3)		2.253%	perpetual	$66,250	$—	$66,250
Series H cumulative redeemable preferred		6.125%	perpetual	115,000	—	115,000
Series I cumulative redeemable preferred		5.70%	perpetual	100,000	—	100,000
Total Preferred Stock				$281,250	$—	$281,250

Debt Statistics
% Fixed Rate Debt						51.3%
% Floating Rate Debt						48.7%
Average Interest Rate						5.59%
Weighted Average Maturity of Debt						3.8 years

(1)	In May 2023, the Company entered into a new $225.0 million term loan agreement ("Term Loan 3") and expects to use substantially all of the proceeds to repay the $220.0 million loan secured by the Hilton San Diego Bayfront. Interest rates on Term Loan 3 are calculated according to a leverage-based pricing grid with a range of 135 to 220 basis points over the applicable adjusted term SOFR. Based on the Company's current leverage, the loan's effective interest rate as of March 31, 2023 would have been 6.25%. Term Loan 3 has an initial term of two years with one 12-month extension, which would result in an extended maturity of May 2026.
(2)	Pursuant to the Second Amended Credit Agreement, interest rates on the term loans are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. The interest rate for Term Loan 1 includes the effect of the Company's interest rate derivative swaps.
(3)	The Series G cumulative redeemable preferred stock has an initial dividend rate equal to the Montage Healdsburg's annual net operating income yield on the Company's investment in the resort. Year to date through the date of this release, the Company declared cash dividends of $0.439702 per share, and together with the cash dividends of $0.124162 per share declared for the last six months of 2022, this equates to an annual yield of 2.253%. The annual dividend rate may increase in 2024 to the greater of 3.0% or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort.

CAPITALIZATION	Page 22

Supplemental Financial Information May 5, 2023

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 23

Supplemental Financial Information May 5, 2023

Hotel Information as of May 5, 2023

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	15%	Leasehold	2011 / 2022
2	Boston Park Plaza	Massachusetts	Independent	1,060	14%	Fee Simple	2013
3	Hyatt Regency San Francisco	California	Hyatt	821	11%	Fee Simple	2013
4	Renaissance Washington DC	Washington DC	Marriott	807	10%	Fee Simple	2005
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	10%	Fee Simple	2005
6	Wailea Beach Resort	Hawaii	Marriott	547	7%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	6%	Fee Simple	2011
8	Marriott Boston Long Wharf	Massachusetts	Marriott	415	5%	Fee Simple	2007
9	Renaissance Long Beach	California	Marriott	374	5%	Fee Simple	2005
10	The Confidante Miami Beach	Florida	Hyatt	339	4%	Fee Simple	2022
11	The Bidwell Marriott Portland	Oregon	Marriott	258	3%	Fee Simple	2000
12	Hilton New Orleans St. Charles	Louisiana	Hilton	252	3%	Fee Simple	2013
13	Oceans Edge Resort & Marina	Florida	Independent	175	2%	Fee Simple	2017
14	Montage Healdsburg	California	Montage	130	2%	Fee Simple	2021
15	Four Seasons Resort Napa Valley (4)	California	Four Seasons	85	1%	Fee Simple	2021

	Total Portfolio			7,735	100%

(1)	In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space fronting Canal Street that is not integral to the hotel’s operations.
(4)	The number of rooms at the Four Seasons Resort Napa Valley excludes rooms provided by owners of the separately owned Four Seasons Private Residences Napa Valley who may periodically elect to participate in the residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 24

Supplemental Financial Information May 5, 2023

Property-Level Operating Statistics

ADR, Occupancy and RevPAR

Q1 2023/2022/2019

	ADR				Occupancy					RevPAR
Hotels sorted by number of rooms	For the Quarter Ended March 31,				For the Quarter Ended March 31,					For the Quarter Ended March 31,
	2023	2022	2019	2023 vs. 2022	2023	2022	2019	2023 vs. 2022		2023	2022	2019	2023 vs. 2022
Hilton San Diego Bayfront (1)	$285.56	$249.03	$257.17	14.7%	82.9%	58.4%	75.4%	2,450	bps	$236.73	$145.43	$193.91	62.8%
Boston Park Plaza	$181.29	$160.35	$155.36	13.1%	64.6%	48.3%	80.8%	1,630	bps	$117.11	$77.45	$125.53	51.2%
Hyatt Regency San Francisco	$323.76	$221.87	$353.37	45.9%	66.0%	44.0%	84.2%	2,200	bps	$213.68	$97.62	$297.54	118.9%
Renaissance Washington DC (1)	$245.08	$230.36	$242.86	6.4%	47.7%	38.7%	73.5%	900	bps	$116.90	$89.15	$178.50	31.1%
Renaissance Orlando at SeaWorld®	$220.73	$211.24	$197.30	4.5%	83.2%	60.5%	83.8%	2,270	bps	$183.65	$127.80	$165.34	43.7%
Wailea Beach Resort	$737.67	$663.49	$496.33	11.2%	79.7%	79.3%	92.8%	40	bps	$587.92	$526.15	$460.59	11.7%
JW Marriott New Orleans	$264.26	$239.61	$226.85	10.3%	72.6%	49.9%	86.4%	2,270	bps	$191.85	$119.57	$196.00	60.4%
Marriott Boston Long Wharf	$288.09	$271.14	$231.95	6.3%	59.1%	38.6%	78.5%	2,050	bps	$170.26	$104.66	$182.08	62.7%
Renaissance Long Beach	$239.48	$201.92	$192.79	18.6%	74.1%	70.4%	82.7%	370	bps	$177.45	$142.15	$159.44	24.8%
The Confidante Miami Beach	$365.88	$367.22	$253.29	(0.4)%	83.9%	82.5%	89.1%	140	bps	$306.97	$302.96	$225.68	1.3%
The Bidwell Marriott Portland	$159.66	$146.26	$162.13	9.2%	50.5%	37.1%	79.0%	1,340	bps	$80.63	$54.26	$128.08	48.6%
Hilton New Orleans St. Charles	$205.84	$187.72	$189.41	9.7%	74.7%	42.8%	79.6%	3,190	bps	$153.76	$80.34	$150.77	91.4%
Oceans Edge Resort & Marina	$470.53	$546.87	$313.20	(14.0)%	78.7%	85.9%	95.0%	(720)	bps	$370.31	$469.76	$297.54	(21.2)%

13 Hotel Portfolio (2)	$301.66	$285.91	$254.92	5.5%	70.6%	54.4%	81.7%	1,620	bps	$212.97	$155.54	$208.27	36.9%

Montage Healdsburg	$940.97	$897.96	N/A	4.8%	43.0%	49.5%	N/A	(650)	bps	$404.62	$444.49	N/A	(9.0)%
Four Seasons Resort Napa Valley	$1,369.67	$1,440.70	N/A	(4.9)%	30.3%	44.3%	N/A	(1,400)	bps	$415.01	$638.23	N/A	(35.0)%

15 Hotel Portfolio (3)	$313.94	$305.82	N/A	2.7%	69.7%	54.2%	N/A	1,550	bps	$218.82	$165.75	N/A	32.0%

*Footnotes on page 27

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 25

Supplemental Financial Information May 5, 2023

Property-Level Operating Statistics

Total RevPAR (TRevPAR)

Q1 2023/2022/2019

Hotels sorted by number of rooms	For the Quarters Ended March 31,
	2023	2022	2019	2023 vs. 2022
Hilton San Diego Bayfront (1)	$432.32	$260.54	$342.52	65.9%
Boston Park Plaza	$189.10	$108.79	$187.22	73.8%
Hyatt Regency San Francisco	$303.20	$148.33	$431.11	104.4%
Renaissance Washington DC (1)	$165.97	$134.53	$287.71	23.4%
Renaissance Orlando at SeaWorld®	$407.21	$277.95	$365.82	46.5%
Wailea Beach Resort	$851.43	$755.26	$643.28	12.7%
JW Marriott New Orleans	$267.31	$153.99	$260.19	73.6%
Marriott Boston Long Wharf	$249.23	$156.76	$270.27	59.0%
Renaissance Long Beach	$236.30	$185.61	$225.53	27.3%
The Confidante Miami Beach	$477.92	$449.20	$368.63	6.4%
The Bidwell Marriott Portland	$112.51	$76.79	$148.89	46.5%
Hilton New Orleans St. Charles	$174.62	$137.51	$170.95	27.0%
Oceans Edge Resort & Marina	$531.85	$636.70	$427.43	(16.5)%

13 Hotel Portfolio (2)	$337.15	$241.45	$324.24	39.6%

Montage Healdsburg	$716.56	$785.67	N/A	(8.8)%
Four Seasons Resort Napa Valley	$808.15	$1,098.81	N/A	(26.5)%

15 Hotel Portfolio (3)	$349.25	$260.17	N/A	34.2%

*Footnotes on page 27

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 26

Supplemental Financial Information May 5, 2023

Property-Level Operating Statistics

Q1 2023/2022/2019 Footnotes

(1)	Operating statistics for the first quarter of 2023 are impacted by a room renovation at the Renaissance Washington DC. Operating statistics for the first quarter of 2019 are impacted by a room renovation at the Hilton San Diego Bayfront.
(2)	The 13 Hotel Portfolio consists of the 15 Hotel Portfolio (defined below), excluding the Montage Healdsburg and the Four Seasons Resort Napa Valley, which were acquired in April 2021 and December 2021, respectively. Both the Montage Healdsburg and the Four Seasons Resort Napa Valley were newly-developed hotels that were not open in 2019. The 13 Hotel Portfolio presented for the first quarters of 2022 and 2019 includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022. The Company obtained prior ownership information from the prior owner of The Confidante Miami Beach during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	The 15 Hotel Portfolio consists of all 15 hotels owned by the Company as of March 31, 2023. The 15 Hotel Portfolio presented for the first quarters of 2022 and 2019 includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 27

Supplemental Financial Information May 5, 2023

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 28

Supplemental Financial Information May 5, 2023

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1 2023/2022

Hotels sorted by number of rooms	For the Quarters Ended March 31,
	2023			2022
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$46,301	$15,039	32.5%	$27,904	$8,079	29.0%	350	bps
Boston Park Plaza	18,040	1,003	5.6%	10,378	(2,220)	(21.4)%	2,700	bps
Hyatt Regency San Francisco	22,403	3,674	16.4%	10,960	(1,175)	(10.7)%	2,710	bps
Renaissance Washington DC (1)	12,055	606	5.0%	9,771	120	1.2%	380	bps
Renaissance Orlando at SeaWorld®	28,623	11,093	38.8%	19,537	6,803	34.8%	400	bps
Wailea Beach Resort	41,916	16,800	40.1%	37,183	16,005	43.0%	(290)	bps
JW Marriott New Orleans	12,053	5,475	45.4%	6,943	2,248	32.4%	1,300	bps
Marriott Boston Long Wharf	9,309	1,046	11.2%	5,855	(608)	(10.4)%	2,160	bps
Renaissance Long Beach	7,954	2,511	31.6%	6,248	1,870	29.9%	170	bps
The Confidante Miami Beach	14,581	5,667	38.9%	13,705	5,748	41.9%	(300)	bps
The Bidwell Marriott Portland	2,613	168	6.4%	1,783	(10)	(0.6)%	700	bps
Hilton New Orleans St. Charles	3,960	1,521	38.4%	3,119	1,415	45.4%	(700)	bps
Oceans Edge Resort & Marina	8,377	3,978	47.5%	10,028	4,926	49.1%	(160)	bps
Montage Healdsburg	8,384	(1,310)	(15.6)%	9,192	(822)	(8.9)%	(670)	bps
Four Seasons Resort Napa Valley	6,856	(1,858)	(27.1)%	8,542	308	3.6%	(3,070)	bps

15 Hotel Portfolio (2)	243,425	65,413	26.9%	181,148	42,687	23.6%	330	bps

Less: Prior Ownership (3)
The Confidante Miami Beach	—	—	N/A	(13,705)	(5,748)	41.9%	N/A

Add: Sold Hotels (4)	—	—	N/A	3,234	(2,172)	(67.2)%	N/A

Actual Portfolio (5)	$243,425	$65,413	26.9%	$170,677	$34,767	20.4%	N/A

*Footnotes on page 31

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 29

Supplemental Financial Information May 5, 2023

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1 2023/2019

Hotels sorted by number of rooms	For the Quarters Ended March 31,
	2023			2019
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront (1)	$46,301	$15,039	32.5%	$36,686	$10,911	29.7%	280	bps
Boston Park Plaza	18,040	1,003	5.6%	17,860	1,269	7.1%	(150)	bps
Hyatt Regency San Francisco	22,403	3,674	16.4%	31,197	8,854	28.4%	(1,200)	bps
Renaissance Washington DC (1)	12,055	606	5.0%	20,896	5,587	26.7%	(2,170)	bps
Renaissance Orlando at SeaWorld®	28,623	11,093	38.8%	25,713	10,224	39.8%	(100)	bps
Wailea Beach Resort	41,916	16,800	40.1%	31,669	13,219	41.7%	(160)	bps
JW Marriott New Orleans	12,053	5,475	45.4%	11,732	5,423	46.2%	(80)	bps
Marriott Boston Long Wharf	9,309	1,046	11.2%	10,094	1,589	15.7%	(450)	bps
Renaissance Long Beach	7,954	2,511	31.6%	7,591	2,415	31.8%	(20)	bps
The Confidante Miami Beach	14,581	5,667	38.9%	11,744	3,975	33.8%	510	bps
The Bidwell Marriott Portland	2,613	168	6.4%	3,337	1,040	31.2%	(2,480)	bps
Hilton New Orleans St. Charles	3,960	1,521	38.4%	3,877	1,166	30.1%	830	bps
Oceans Edge Resort & Marina	8,377	3,978	47.5%	6,732	2,743	40.7%	680	bps

13 Hotel Portfolio (6)	228,185	68,581	30.1%	219,128	68,415	31.2%	(110)	bps

Montage Healdsburg	8,384	(1,310)	(15.6)%	—	—	N/A	N/A
Four Seasons Resort Napa Valley	6,856	(1,858)	(27.1)%	—	—	N/A	N/A

15 Hotel Portfolio (2)	243,425	65,413	26.9%	219,128	68,415	31.2%	N/A

Less: Prior Ownership (3)
The Confidante Miami Beach	—	—	N/A	(11,744)	(3,975)	33.8%	N/A

Add: Sold/Disposed Hotels (4)	—	—	N/A	50,273	3,428	6.8%	N/A

Actual Portfolio (5)	$243,425	$65,413	26.9%	$257,657	$67,868	26.3%	N/A

*Footnotes on page 31

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 30

Supplemental Financial Information May 5, 2023

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1 2023/2022/2019 Footnotes

(1)	Hotel Adjusted EBITDAre for the first quarter of 2023 is impacted by a room renovation at the Renaissance Washington DC. Hotel Adjusted EBITDAre for the first quarter of 2019 is impacted by a room renovation at the Hilton San Diego Bayfront.
(2)	The 15 Hotel Portfolio consists of all 15 hotels owned by the Company as of March 31, 2023. The 15 Hotel Portfolio presented for the first quarters of 2022 and 2019 includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022. The Company obtained prior ownership information from the prior owner of The Confidante Miami Beach during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Prior Ownership includes results for The Confidante Miami Beach prior to the Company’s acquisition of the hotel in June 2022.
(4)	Sold Hotels for the first quarters of 2022 and 2019 include results for the Hyatt Centric Chicago Magnificent Mile, sold in February 2022, and the Embassy Suites Chicago and Hilton Garden Inn Chicago Downtown/Magnificent Mile, sold in March 2022. Sold Hotels for the first quarter of 2019 also include results for the Embassy Suites La Jolla and the Renaissance Westchester, sold in December 2021 and October 2021, respectively, the Renaissance Los Angeles Airport sold in December 2020, the Hilton Times Square assigned to its mortgage holder in December 2020, the Renaissance Harborplace sold in July 2020, and the Courtyard by Marriott Los Angeles sold in October 2019.
(5)	Actual Portfolio includes results for the 15 hotels, 17 hotels and 21 hotels owned by the Company during the first quarters of 2023, 2022 and 2019, respectively.
(6)	The 13 Hotel Portfolio consists of the 15 Hotel Portfolio, excluding the Montage Healdsburg and the Four Seasons Resort Napa Valley, which were acquired in April 2021 and December 2021, respectively. Both the Montage Healdsburg and the Four Seasons Resort Napa Valley were newly-developed hotels that were not open in 2019. The 13 Hotel Portfolio presented for the first quarter of 2019 includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 31